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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
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                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                              AUGUST 21, 2006
                               Date of Report

                              AUGUST 15, 2006
                      Date of Earliest Event Reported

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                        TRANSATLANTIC HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

       DELAWARE                      1-10545                    13-3355897
    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                         Identification No.)
   incorporation or
     organization)
                               80 PINE STREET
                          NEW YORK, NEW YORK 10005
            (Address of principal executive offices) (Zip Code)

                               (212) 770-2000
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

On August 15, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Transatlantic Holdings, Inc. ("TRH") adopted the TRH Partners Plan for purposes of incentivizing certain of its senior executives of TRH and its subsidiaries.

The Partners Plan will operate on the basis of successive over lapping two year performance periods, with a new period beginning each year. The first performance period will run from January 1, 2006 through December 31, 2007. The second performance period will run from January 1, 2007 through December 31, 2008. Under the Partners Plan, the Committee awards to senior executives performance based restricted stock units that pay out in TRH common stock if performance goals for a performance period are satisfied. A maximum of 45,000 shares may be issued under the Partners Plan with respect to the performance period beginning in 2006.

During the performance periods ending in 2007 and 2008, participants earn shares based on the percentage growth in the average Book Value Per Share of TRH common stock ("BVPS Growth") during the performance period. Twenty-five percent of a participant's awarded shares will be earned if 25% of the BVPS Growth target is satisfied, and a maximum of 150% of the awarded shares will be earned if 150% of the BVPS Growth target is satisfied. No shares will be earned if BVPS Growth is less than 25% of target. Shares are delivered in equal installments on the fourth and sixth anniversaries of the beginning of the performance period, generally so long as the participant is then employed by TRH.

On August 15, 2006, the Committee also adopted the TRH Senior Partners Plan for its senior most executives. A maximum of 16,455 shares may be issued under the Senior Partners Plan with respect to the performance period beginning in 2006. The Senior Partners Plan generally operates in the same manner as the Partners Plan, except that the performance period is three years. For the 2006-2008 and 2007-2009 performance periods, 25% of a participant's awarded shares will be earned if 50% of the BVPS Growth target is satisfied, and a maximum of 200% of the awarded shares will be earned if 150% of the BVPS Growth target is satisfied. No shares will be earned if BVPS growth is less than 50% of target.

On August 15, 2006, the Committee also adopted the terms of the TRH 2006 annual bonus program (the "2006 Bonus Program"). Participant bonuses will be based on three performance goals (net written premiums, earnings per share and combined ratio (excluding catastrophes)), and on Committee discretion. Participants are eligible to earn between 0% and 200% of the target bonus amount allocated to a goal depending on TRH performance. Payments under the 2006 Bonus Program will be made in March, 2007.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  August 21, 2006

                                 TRANSATLANTIC HOLDINGS, INC.


                                 By: /s/ Gary A. Schwartz
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                                     Gary A. Schwartz
                                     Senior Vice President and General Counsel